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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 7, 2005




                               THE BRINK'S COMPANY
             (Exact name of registrant as specified in its charter)


              Virginia                   1-9148                  54-1317776
              --------                   ------                  ----------
  (State or other jurisdiction   (Commission File Number)       (IRS Employer
         of incorporation)                                   Identification No.)

                               1801 Bayberry Court
                                 P. O. Box 18100
                             Richmond, VA 23226-8100
                            (Address and zip code of
                          principal executive offices)

       Registrant's telephone number, including area code: (804) 289-9600



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

     [ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Material Definitive Agreement.

On July 7, 2005, the Compensation and Benefits Committee of the Board of Directors of The Brink's Company (the "Company") approved stock option grants to numerous employees of the Company and its subsidiaries, including grants to the named executive officers (as defined in Regulation S-K, Item 402(a)(3)), pursuant to the shareholder approved 2005 Equity Incentive Plan. The named executive officers received options to acquire shares of Company common stock as follows: Michael T. Dan, 160,000; Robert T. Ritter, 45,000; Frank T. Lennon, 35,000; Austin F. Reed, 35,000; James B. Hartough, 25,000. The stock options granted to the named executive officers were valued at the date of the grant and vest in roughly equal increments over a three year period, beginning on the first anniversary of the grant date. A form of the Stock Option Agreement is attached hereto.

On July 8, 2005, the Board of Directors approved an amendment to the Non-Employee Directors' Stock Option Plan to increase the annual option grant to Directors from 2,517 to 4,000 shares.

Also on July 8, 2005, the Board of Directors increased the annual retainer for Directors to $40,000, and increased the additional amount paid annually to Committee Chairs to $5,000 ($10,000 for the Chair of the Audit and Ethics Committee), all effective August 1, 2005. This change will result in a 23% increase in the number of units representing shares of Company common stock ("Units") held for the account of the Directors pursuant to the Company's Directors' Stock Accumulation Plan (the "DSAP"). The Board of Directors also voted to amend the DSAP to provide that the annual allocation of Units under the DSAP will be equal to 50% of each Director's retainer.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 8, 2005, the Board of Directors of the Company elected Lawrence J. Mosner as a Director. Mr. Mosner will serve on the Audit and Ethics Committee and the Finance Committee.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 8, 2005, the Board of Directors amended the Bylaws of the Company to increase the number of Directors from ten to eleven.

Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits.

3(ii)  Bylaws of The Brink's Company, as amended through July 8, 2005.

99     Form of Stock Option Agreement.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            THE BRINK'S COMPANY
                                            (Registrant)


Date:    July 13, 2005                      By:  /s/ Austin F. Reed
                                                 ------------------
                                                 Austin F. Reed
                                                 Vice President



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                                  EXHIBIT INDEX


EXHIBIT          DESCRIPTION
-------          -----------

3(ii) Bylaws of The Brink's Company, as amended and restated through July 8, 2005.

99               Form of Stock Option Agreement.